                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2)
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240-14a-11(c) or Section 240-14a-12

                                 WT Mutual Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1)    Title of each class of securities to which transaction applies:


            --------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:


            --------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


            --------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------

      5)    Total fee paid:


            --------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
                                   -------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
                                                         ---------------------

      3)    Filing Party:
                         -----------------------------------------------------

      4)    Date Filed:
                       -------------------------------------------------------

                                 WT MUTUAL FUND
                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

                                                                   July 15, 2002

Dear Shareholder:

            On behalf of the Board of Trustees of WT Mutual Fund, I am pleased to invite you to a special meeting of shareholders of the Wilmington International Multi-Manager Portfolio (the "Portfolio") to be held at the offices of the administrator of WT Mutual Fund, PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, on August 16, 2002, at 10:00 A.M., Eastern time (the "Meeting").

            The Portfolio operates as a feeder fund in a master/feeder fund arrangement with International Multi-Manager Series (the "Series"), a series of WT Investment Trust I (the "Trust"). As a feeder fund, the Portfolio seeks its investment objective by investing all of its assets in the Series. The Series is managed by Rodney Square Management Corporation ("RSMC") and RSMC has retained Clemente Capital Inc., Invista Capital Management, LLC and Deutsche Investment Management Americas, Inc. (formerly, Zurich Scudder Investments, Inc.) ("DIMA" and together with the other existing sub-advisers, the "Current Sub-Advisers") to manage the assets of the Series.

            At the Meeting, you will be asked to approve new investment sub-advisory agreements (collectively, the "New Agreements") with Deutsche Asset Management Inc. ("DAMI") and Julius Baer Investment Management Inc. ("JBIMI"). It is proposed that DAMI and JBIMI replace the Current Sub-Advisers. As a result of a change of control of DIMA, its sub-advisory agreement has terminated and it is now operating under an interim sub-advisory agreement in order for DIMA to provide investment management services to the Series until its successor is appointed.

            The New Agreements must be approved by the Series' shareholders (i.e. the Portfolio). As shareholders of the Portfolio, you have voting rights with respect to the Series. Therefore, your vote is needed to replace the Current Sub-Advisers with DAMI and JBIMI. Shares of the Series held by the Portfolio will be voted in the same proportion and manner as the votes of shares of the Portfolio that are received by the Portfolio. This will provide for corresponding votes at the Series level.

            The general array of sub-advisory services provided under the New Agreements will be similar to the services provided under the existing sub-advisory agreements. In addition, the aggregate investment advisory fees payable by the Series for sub-advisory services will remain unchanged. DAMI and JBIMI are well known sub-advisers and we are excited about the prospect of retaining these investment managers for the Series. DAMI is part of the Deutsche Asset Management Group of Deutsche Bank AG. DAMI manages approximately $97 billion of Deutsche Asset Management Group's $567 billion of assets under management as of March 31,

2002. JBIMI is a global investment manager with experience in the management of global and international equities, fixed income and non-traditional investments. As of December 31, 2001, JBIMI had approximately $7.6 billion of assets under management.

            THE BOARD OF TRUSTEES OF WT MUTUAL FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE TO APPROVE THE NEW AGREEMENTS FOR THE SERIES.

            The formal Notice of Special Meeting, Proxy Statement and Proxy Card are enclosed. Please take time to read these materials. The New Agreements and the reasons for the unanimous recommendations of the Board of Trustees are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us toll-free at (800) __________.

            We look forward to your attendance at the Meeting or to receiving your Proxy Card so that your shares may be voted at the Meetings.

            To vote, simply fill out the enclosed Proxy Card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope.

            Your vote is very important to us. If we do not hear from you by August 5, 2002, a representative of WT Mutual Fund or RSMC may contact you. Thank you for your response and for your continued investment with WT Mutual Fund.

                                    Sincerely,


                                    Robert J. Christian
                                    President
                                    WT Mutual Fund

                                 WT MUTUAL FUND

                              --------------------

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                                  TO BE HELD ON

                                 AUGUST 16, 2002

                              --------------------


            Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Wilmington International Multi-Manager Portfolio (the "Portfolio") of WT Mutual Fund will be held at the offices of the administrator of WT Mutual Fund, PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, on August 16, 2002, at 10:00 A.M., Eastern time.

            The Portfolio operates as a feeder fund in a master/feeder fund arrangement with International Multi-Manager Series (the "Series"), a series of WT Investment Trust I (the "Trust"). As a feeder fund, the Portfolio seeks its investment objective by investing all of its assets in the Series, which has an identical investment objective, policies and restrictions as those of the Portfolio.

            The Series is managed by Rodney Square Management Corporation ("RSMC") and RSMC has retained Clemente Capital Inc., Invista Capital Management, LLC and Deutsche Investment Management Americas, Inc. (formerly, Zurich Scudder Investments, Inc.) to manage allocated portions of the assets of the Series. Based on recommendations made by RSMC, the Board of Trustees of the Trust is proposing certain changes to the composition of the sub-advisers of the Series. Both RSMC and the Board of Trustees of the Trust believe that such changes are appropriate and in the best interests of shareholders. In order for the Series to change its sub-advisers, it is necessary for shareholders of the Series to approve such new sub-advisers for the Series.

            Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master/feeder fund structures, the Portfolio's voting rights with respect to the Series are passed through to shareholders of the Portfolio, reflecting such shareholders' interest in the Series. Therefore, you have voting rights with respect to matters that affect the Series.

            Accordingly, the Meeting is being called for the following purposes:

PROPOSAL 1: To approve a new sub-advisory agreement among RSMC, Deutsche Asset
            Management, Inc., and the Trust, on behalf of the Series.

PROPOSAL 2: To approve a new sub-advisory agreement among RSMC, Julius Baer
            Investment Management Inc., and the Trust, on behalf of the Series.

PROPOSAL 3: To transact such other business as may properly come before the
            Meeting or any adjournment(s) thereof.

            Shareholders of record on June 28, 2002, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof.

            In the event that the necessary quorum to transact business or the vote required to approve any of the Proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

            Your vote is important to us. Thank you for taking the time to consider these important proposals.


                                      By Order of the Board of Trustees
                                      of WT Mutual Fund

                                      Mary Jane Maloney
                                      Secretary

July 15, 2002


--------------------------------------------------------------------------------
                                    IMPORTANT

WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

                                 WT MUTUAL FUND

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890

                              --------------------

                                 PROXY STATEMENT

                               DATED JULY 15, 2002

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                 AUGUST 16, 2002

                              --------------------

            This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Fund"), on behalf of the Wilmington International Multi-Manager Portfolio (the "Portfolio") for use at the Special Meeting of shareholders of the Portfolio to be held at the offices of the administrator of WT Mutual Fund, PFPC Inc., 400 Bellevue Parkway, Wilmington, DE, on August 16, 2002, at 10:00 A.M., Eastern time, or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about July 15, 2002 or as soon as practicable thereafter.

            THE FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE PORTFOLIO, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT OF THE PORTFOLIO, WITHOUT CHARGE, BY CALLING ___________ OR WRITING WT MUTUAL FUND, WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO, C/O PFPC, INC. AT 400 BELLEVUE PARKWAY, WILMINGTON, DELAWARE 19809.

            Shareholders of record of the Portfolio as of the close of business on June 28, 2002 are entitled to vote at the meeting. As of such date, _________ shares of beneficial interest of the Portfolio were issued and outstanding. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each of the proposals described in this proxy statement.

            Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Fund at 400 Bellevue Parkway, Wilmington, DE 19809. Proxies also may be revoked by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                                  INTRODUCTION

GENERAL INFORMATION

            The Fund is organized as a Delaware business trust and is not required to hold an annual meeting of shareholders. The Meeting is being called in order to ask shareholders of the Portfolio to vote on the proposals described below.

            The Portfolio is structured as a "feeder" fund and seeks to achieve its investment objective by investing substantially all of its assets in the International Multi-Manager Series (the "Series"), a series of WT Investment Trust I (the "Trust"). The Series invests substantially all of its assets in securities in accordance with an investment objective, investment policies and investment restrictions that are identical to those of the Portfolio. In other words, the Portfolio "feeds" shareholder investments into the Series. Rodney Square Management Corporation ("RSMC") currently serves as the investment adviser to the Series and RSMC has retained three sub-advisers: Clemente Capital, Inc., Invista Capital Management LLC and Deutsche Investment Management Americas, Inc. (formerly, Zurich Scudder Investments, Inc.) to manage the Series.

            Upon the recommendations of RSMC, the Board of Trustees of the Trust is proposing several changes to the composition of the sub-advisers to the Series. In order to implement such changes, shareholders of the Series will need to approve the hiring of new sub-advisers. As a shareholder of the Series, the Portfolio is entitled to vote on such matters. Therefore, as an indirect shareholder of the Series, shareholders of the Portfolio are entitled to vote on matters affecting the Series. Shares of the Series will be voted in the same proportion as the votes received by the Portfolio.

            Shareholders of the Portfolio are entitled to vote on the following proposals:

PROPOSAL 1: To approve a new sub-advisory agreement among RSMC, Deutsche Asset
            Management, Inc., and the Trust, on behalf of the Series (the "DAMI Agreement").

PROPOSAL 2: To approve a new sub-advisory agreement among RSMC, Julius Baer
            Investment Management, Inc., and the Trust, on behalf of the Series (the "JBIMI Agreement").

PROPOSAL 3: To transact such other business as may properly come before the
            Meeting or any adjournment(s) thereof.

            Each Trustee of the Fund is also a Trustee of the Trust. In the discussion contained in this proxy statement, for simplicity, any action taken by the Board of Trustees of the Trust is also considered to be an action taken by the Board of Trustees of the Fund. Therefore, as used in this proxy statement, the terms "Board of Trustees," "Board" and "Trustees" shall refer to members of the Board of Trustees of both the Trust and the Fund, unless stated otherwise.

                       GENERAL DISCUSSION OF SUB-ADVISERS

OVERVIEW

            RSMC, located at 1100 North Market Street, Wilmington, Delaware 19890, is the investment adviser of the Series pursuant to an investment management agreement between RSMC and the Trust. As investment adviser, RSMC has overall responsibility for the general management and day-to-day operations of the Portfolio, but may retain one or more investment sub-advisers to make the investment decisions for all or a portion of the assets of the Series. RSMC retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Series' needs and available sub-advisers' skills and abilities on an ongoing basis.

            Currently, RSMC has engaged three sub-advisers to manage the Series:
Clemente Capital, Inc. ("Clemente"), Invista Capital Management LLC ("Invista") and Deutsche Investment Management Americas Inc. (formerly, Zurich Scudder Investments, Inc.) ("DIMA"). The Board of Trustees, including the Independent Trustees, approved the continuation of the sub-advisory agreements for each of these sub-advisers on August 16, 2001. Each of these sub-advisory agreements were last approved by the sole shareholder of the Portfolio on October 29, 1999.

            RSMC and the Board have re-evaluated the investment program of the Portfolio and the Series and the performance of each of the sub-advisers to see how each performed on an individual and aggregate basis. Based on this evaluation, RSMC has made certain recommendations relating to the management of the Series, including recommendations pertaining to the termination of the sub-advisory agreements with Clemente and Invista.

DIMA

            DIMA acts as a sub-adviser to the Series pursuant to a sub-advisory agreement entered into by DIMA, RSMC and the Trust, on behalf of the Series. On December 3, 2001, Zurich Financial Services ("Zurich Financial"), which through subsidiaries owns a majority of the common stock of Zurich Scudder Investments, Inc. ("Scudder") entered into a Transaction Agreement with Deutsche Bank AG ("Deutsche Bank"). (1) The Transaction Agreement contemplated that the Zurich Financial entities owning a majority of Scudder's common stock would acquire the balance of the common stock of Scudder so that the Zurich Financial entities as a group comprise the sole stockholder of Scudder (not including certain of Scudder's U.K. operations, known as Threadneedle Investments) (the "Transaction").


--------------------
      (1) The information set forth in this Proxy Statement and any accompanying materials concerning the Transaction, the Transaction Agreement, Zurich Financial, Deutsche Bank and their respective affiliates has been provided by Zurich Financial and Deutsche Bank.

            Consummation of the Transaction constituted an "assignment," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the sub-advisory agreement with Scudder (the "Scudder Agreement"). As required by the 1940 Act, the Scudder Agreement provides for its automatic termination in the event of its assignment. In anticipation of the Transaction, on March 16, 2002, the Board, a majority of whom were not "interested persons" of the Trust (as defined by the 1940 Act and hereinafter referred to as the "Independent Trustees"), unanimously approved an interim sub-advisory agreement by and among RSMC, Scudder and the Trust, on behalf of the Series (the "Interim Agreement"), containing the same terms as the Scudder Agreement, except for the commencement and termination dates and the payment of fees. The Board approved the Interim Agreement to avoid a disruption of sub-advisory services upon the consummation of the Transaction.

            On April 5, 2002, the Transaction was consummated and Scudder, now renamed Deutsche Investment Management Americas Inc., became a wholly owned subsidiary of Deutsche Bank. Accordingly, the Scudder Agreement automatically terminated and the Interim Agreement became effective on such date.

            On May 16, 2002, at an in-person meeting, called for the purpose of discussing the sub-advisory arrangements for the Series, the Board elected not to pursue a new sub-advisory agreement with DIMA. Instead, RSMC proposed and the Board unanimously voted for a new sub-advisory agreement with Deutsche Asset Management Inc. ("DAMI"), an affiliate of DIMA. As discussed in more detail below under "EVALUATION BY THE BOARD" and "PROPOSAL 1," the Board voted in favor of retaining DAMI as its investment style seems to compliment the investment objective and policies of the Portfolio and Series more so than the investment style of DIMA.

CLEMENTE AND INVISTA

            Clemente acts as a sub-adviser to the Series pursuant to a sub-advisory agreement entered into by Clemente, RSMC and the Trust, on behalf of the Series (the "Clemente Agreement"). Invista acts as the sub-adviser to the Series pursuant to a sub-advisory agreement entered into by Invista, RSMC and the Trust, on behalf of the Series (the "Invista Agreement").

            During their review process RSMC evaluated the performance of Clemente and Invista on an individual and aggregate basis and the organizational structure of each of these entities. RSMC expressed some concerns regarding Clemente's ability to fulfill its commitment to the Series. As to Invista, RSMC had shared concerns with the Board regarding Invista's current management structure and recent changes of investment personnel responsible for the management of the Series. RSMC represented to the Board that it believes that such factors have contributed to a style drift away from the management style that Invista was retained to implement for the Series. RSMC had expressed a concern, which the Board of the Trust concurred, regarding the ability of Clemente and Invista to provide positive returns for the Series in light of these events.

            To avoid duplication of investment styles and to introduce an international equity investment manager with more capital resources, RSMC recommended that Clemente and Invista be replaced with Julius Baer Investment Management Inc. ("JBIMI"). As a result, at a meeting held on May 16, 2002, the Board, including the Independent Trustees, unanimously voted to (1) terminate the Clemente Agreement and the Invista Agreement and (2) retain Julius Baer and DAMI as sub-advisers to the Series. Subject to shareholder approval, the termination of the Clemente Agreement and the Invista Agreement would be effective on September 3, 2002 and the new sub-advisory agreements with JBIMI and DAMI would also take effect on such date.

            As discussed in more detail below under "EVALUATION BY THE BOARD" and "PROPOSAL 2," the Board voted in favor of retaining JBIMI as its investment style is well diversified and well defined with certain value characteristics. Furthermore, JBIMI's investment style also seemed to compliment that of DAMI.

                             EVALUATION BY THE BOARD

            The Board initially discussed the Transaction and its implications for the Portfolio and the Series at a meeting held on March 16, 2002. In the course of their review, the Trustees, including the Independent Trustees, received and reviewed substantial information from RSMC and such other information as the Trustees requested and was reasonably necessary to evaluate each of the existing sub-advisers, the Transaction and its affect on Scudder, the Interim Agreement, the JBIMI Agreement and the DAMI Agreement, and to determine whether approval of such agreements was in the best interest of the Series and its shareholders.

INTERIM AGREEMENT

            During the March 16, 2002 meeting, the Trustees were informed about the Transaction and several other proposals regarding the sub-advisory arrangements for the Series. After evaluating such proposals, the Trustees, including the Independent Trustees, voted to approve the Interim Agreement, but tabled the discussion regarding additional changes to the Series' sub-advisory arrangements in order to afford RSMC the opportunity to produce additional information requested by the Board. Specifically, the Board requested that RSMC provide additional information regarding the multi-manager approach and its plans for the distribution and overall management of the Portfolio.

            The Interim Agreement was approved by the Board pursuant to Rule 15a-4 of the 1940 Act to ensure the uninterrupted receipt by the Series of investment advisory services during the period between the termination of the Scudder Agreement, which occurred on April 5, 2002, and the Meeting. This rule allows interim sub-advisory agreements to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, provided that the fees payable under such agreement do not exceed the fees payable under the predecessor agreement and that certain contractual provisions are included in such agreement.

            Specifically, as required by Rule 15a-4, the Interim Agreement provides that it may be terminated by the Board or holders of a majority of the Series' shares at any time without penalty on not more than ten days' written notice. Furthermore, the Interim Agreement requires all fees earned to be placed in escrow pending shareholder approval of a new sub-advisory agreement. Since shareholders of the Series will not have the opportunity to approve a new sub-advisory agreement with DIMA, DIMA is only entitled to the lesser of its actual costs in providing services to the Series during the term of the Interim Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned).

            The Interim Agreement will terminate on the earlier of the effective date (September 3, 2002) of the DAMI Agreement or 150 days after the effective date of the Interim Agreement.

            In considering the approval of the Interim Agreement, the Board considered information regarding the management, financial position and business of DIMA following the consummation of the Transaction. The Board also considered whether the portfolio management team at DIMA currently providing services to the Series would continue to provide services to the Series following consummation of the Transaction. After receiving assurances from RSMC that the portfolio management team would stay intact during the term of the Interim Agreement, at a meeting held on March 16, 2002, the Board unanimously voted for the approval of the Interim Agreement to avoid a disruption of sub-advisory services upon the consummation of the Transaction.

JBIMI AND DAMI AGREEMENTS

            At a meeting held on May 16, 2002, RSMC presented the additional information requested by the Board along with proposals to change the composition of the sub-advisory team for the Series. Specifically, RSMC first recommended that the Clemente Agreement and the Invista Agreement be terminated and that such sub-advisers be replaced by JBIMI. Secondly, RSMC recommended that in lieu of approving a new sub-advisory agreement with DIMA, the Board approve the DAMI Agreement in order for RSMC to change the composition of the Series' portfolio managers and utilize a different management style offered by DAMI. While DAMI may utilize a different investment management style and approach to achieving the investment objective of the Series and the Portfolio, such style and approach shall be consistent with their investment strategy and within their investment restrictions as specified in their prospectuses.

            During their deliberations, the Trustees reviewed and discussed certain information provided by RSMC, addressing issues that the Trustees determined were reasonably necessary to evaluate (1) the termination of the Clemente Agreement and Invista Agreement and (2) the approval of JBIMI Agreement and the DAMI Agreement. Among other things, the Trustees considered the following:

            MANAGEMENT STRUCTURE. The Board considered the pros and cons of having the Series and the Portfolio directly managed by a single adviser or multiple advisers. After reviewing performance and fee information of single-adviser managed and multi-adviser managed funds, the Board concluded that, among other things, a multi-manager approach provided the Series and the Portfolio with diversification and risk management, elected to continue operating the Series and the Portfolio in a multi-manager management structure.

            MANAGEMENT EXPERIENCE. The Board also considered the experience of JBIMI and DAMI in providing investment advisory, management and administrative services to investment companies and other institutional clients. The Board also considered the nature, quality and extent of services to be furnished by JBIMI and DAMI under their respective sub-advisory agreements, as well as each sub-adviser's ability to retain and attract capable personnel to serve the Series and the Portfolio.

            PERFORMANCE TRACK RECORD. The Board evaluated the short-term and long-term investment performance of JBIMI and DAMI in managing international portfolios. The Board also evaluated composite performance information as if the two had jointly managed a portfolio. Furthermore, the Board evaluated such performance data relative to the performance of the Series and the Portfolio, as currently managed, the appropriate peer groups and market indices.

            MANAGEMENT STYLE. Representatives from RSMC provided an overview of the investment processes of JBIMI and DAMI and how they compliment each other. The Board was advised that the investment styles of JBIMI and DAMI are a strategic fit in light of the Series' investment objective and strategies. In addition, representatives of RSMC informed the Board that RSMC would take a more active role in monitoring the investment process of JBIMI and DAMI. Furthermore, the Board received representations from RSMC that the hiring of JBIMI and DAMI will not result in a deviation from the investment objectives, strategies and restrictions of the Series and the Portfolio.

            FEES AND EXPENSES. Based on their review of the investment management fees, expense ratios and asset sizes of the Series and the Portfolio and relative to appropriate peer groups, the Board determined that the fees under the Julius Baer Agreement and the DAMI Agreement would be fair and reasonable compensation for the services to be provided to the Series and the Portfolio by the applicable sub-adviser, and are competitive with fees paid by other similar mutual funds to other advisers.

            CODE OF ETHICS. The Board of Trustees also considered the codes of ethics of Julius Baer and DAMI and whether such codes were consistent with Rule 17j-1 of the 1940 Act and with the code of ethics of the Trust and the Fund.

            OVERSIGHT. The Board also considered the potential benefits to the Series and the Portfolio and its shareholders of the global asset management platform that could be achieved by employing JBIMI and DAMI. In this regard, the Board considered RSMC's commitment to dedicate personnel to a more active role in overseeing the performance of sub-advisers retained for the Portfolio and the distribution of Portfolio shares. Furthermore, RSMC assured the Board that they will continue to receive all information they deem necessary or desirable to the discharge of their oversight responsibilities relating to the Portfolio's management and distribution.

            Based on all of the foregoing, the Board, including the Independent Trustees, voted unanimously to approve the sub-advisory agreements and to recommend them to shareholders of the Portfolio for their approval. If approved by shareholders, the JBIMI Agreement and DAMI Agreement will each take effect on September 3, 2002.

            If shareholders of the Portfolio do not approve the proposed Sub-Advisory Agreements with JBIMI or DAMI, RSMC will directly manage the Series or allocate all or a portion of the Series' assets to the sub-adviser that is approved by shareholders until the

Board of Trustees determines what further action, if any, would be in the best interests of the Portfolio's shareholders.

            THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO APPROVE NEW SUB-ADVISORY AGREEMENTS WITH THE JBIMI AND DAMI.

                       SUMMARY OF SUB-ADVISORY AGREEMENTS

            The form of Sub-Advisory Agreement to be used for DAMI and JBIMI (collectively, the "Sub-Advisory Agreements") is attached hereto as Exhibit A. A description of the Sub-Advisory Agreements is set forth below and is qualified in its entirety by reference to Exhibit A. For purposes of this summary, DAMI and JBIMI are each referred to as the "Sub-Adviser."

GENERAL

            Under the terms of each Sub-Advisory Agreement, the Sub-Adviser shall be responsible for managing that portion of the Series' assets that it has been allocated to manage by RSMC. In providing investment management services to the Series, the Sub-Adviser determines which securities shall be purchased, held or sold, and what portion of the Series' assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the Series' registration statement, the provisions of the 1940 Act and the Internal Revenue Code of 1986, and such policies and instructions as the Trustees of the Trust may determine.

            Each Sub-Advisory Agreement states that the Sub-Adviser will (1) maintain all books and records required to be maintained by it pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the transactions the Sub-Adviser effects on behalf of the Series, (2) will furnish the Board and RSMC with such periodic and special reports as the Board or RSMC may reasonably request, and (3) provide the Board or RSMC with economic and investment analyses and reports.

BROKERAGE COMMISSIONS AND PORTFOLIO TRANSACTIONS

            The Sub-Adviser will place orders for portfolio transactions on behalf of the Series with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for the Series, the Sub-Adviser may consider sales of shares of the Series and of any other funds advised by them. When it can be done consistently with the policy of obtaining the most favorable net results, the Sub-Advisers may place such orders with brokers and dealers who supply research, market and statistical information to the Series or to the Sub-Adviser. The Sub-Adviser is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information. Allocation of portfolio transactions is supervised by the Sub-Adviser.

COMPENSATION PAID

            In return for services provided by the Sub-Adviser under the Sub-Advisory Agreement, the Series will pay the Sub-Adviser a management fee which is accrued daily and payable monthly. The Sub-Adviser will receive an annual fee of 0.50% of net assets of its managed portfolio.

LIABILITY OF THE INVESTMENT MANAGER

            Each Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by the Sub-Adviser of its obligations and duties under such agreement.

TERM

            Provided that shareholder approval is obtained, each Sub-Advisory Agreement will be dated as of September 3, 2002 and will be in effect for an initial term ending on the second anniversary of such date and may be continued thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" (as defined below under "ADDITIONAL INFORMATION - Required Vote) of the Series, or by the Board of the Trust and, in either event, the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

TERMINATION OF THE AGREEMENT

            Under the terms of each Sub-Advisory Agreement, the agreement may at any time be terminated without penalty upon sixty (60) days' written notice by any party. The Trust, on behalf of the Series, may agree to terminate the Sub-Advisory Agreement either by the vote of a majority of the outstanding voting securities of the Series or by the vote of the Board of the Trust. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment.

DIFFERENCES BETWEEN THE NEW SUB-ADVISORY AGREEMENTS AND EXISTING SUB-ADVISORY AGREEMENTS

            The Clemente Agreement, Invista Agreement and Interim Agreement are substantially similar to the proposed Sub-Advisory Agreements. The Interim Agreement is different from the proposed Sub-Advisory Agreements in that it has a maximum term of 150 days and may be terminated upon ten (10) days' written notice by any party without penalty. Furthermore, the compensation due to DIMA under the Interim Agreement is different from the other sub-advisory agreements as DIMA is to be compensated the lesser of its cost in rendering services to the Portfolio and an annual rate of .50% of the average net assets managed by DIMA.

            Whereas the Clemente Agreement, Invista Agreement and Interim Agreement provide that RSMC is obligated to compensate the sub-advisers for services rendered to the Portfolio, the proposed Sub-Advisory Agreements call for direct payment of sub-advisory fees by the Series to DAMI and JBIMI. This provision in the Sub-Advisory Agreements will not result in an increase in the overall management fees paid by the Series to RSMC and the sub-advisers retained by RSMC. The aggregate management fee that will be payable by the Series to RSMC and all sub-advisers retained by RSMC will continue to be at an annual rate of .65% of average net assets. In other words, the aggregate management fee payable by the Series will not change as a result of the approval of the new sub-advisory agreements.

            If shareholders approve the proposed Sub-Advisory Agreements, the investment advisory agreement with RSMC will be amended to provide that the management fee payable to RSMC will be reduced by all payments made pursuant to the Sub-Advisory Agreement. Such amendment will be effective on September 3, 2002, the same date on which the proposed Sub-Advisory Agreements would become effective.

                                   PROPOSAL 1:

     APPROVAL OF SUB-ADVISORY AGREEMENT WITH DEUTSCHE ASSET MANAGEMENT INC.

            RSMC and the Trust have proposed entering into the DAMI Agreement pursuant to which DAMI would furnish information, investment recommendations, advice and assistance to RSMC and the Series. The DAMI Agreement was approved unanimously by the Board of Trustees, including the Independent Trustees, at a meeting held on May 16, 2002. See "EVALUATION BY THE BOARD" referenced above for factors considered by the Board of Trustees.

            The DAMI Agreement is now being submitted for approval by shareholders of the Portfolio. If it is approved, the DAMI Agreement will take effect on September 3, 2002, and will be in effect for an initial period of two years. Thereafter, the agreement will continue from year to year, subject to approval annually by the Board or by holders of a majority of the outstanding voting securities of the Portfolio, and also, in either event, approval by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

            The form of the sub-advisory agreement to be used by DAMI is attached hereto as Exhibit A, a description of which may be found under "SUMMARY OF SUB-ADVISORY AGREEMENTS."

INFORMATION ABOUT DAMI

            DAMI was organized as Delaware corporation on December 12, 1985, and is located at 345 Park Avenue, New York, NY 10154. DAMI is an indirect wholly-owned subsidiary of Deutsche Bank. DAMI provides a full range of international investment advisory services to institutional and retail clients, and as of March 31, 2002, had approximately $97 billion of assets under management.

            Deutsche Bank is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges, including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank manages, directly and through its wholly owned subsidiaries, more than $500 billion in assets (as of

December 31, 2001), including approximately $53 billion of assets in open and closed-end investment companies managed in the United States.

            The principal occupation of each director and principal executive officer of DAMI is set forth below. The principal business address of each director and principal officer, as it relates to DAMI is 345 Park Avenue, New York, NY 10154. No trustee or officer of the Trust or the Fund is an employee, officer, director or shareholder of DAMI.

      NAME                       POSITION WITH DAMI
      ----                       ------------------

      Dean S. Barr               President and Chief Investment Officer

      Audrey T. Jones            Director and Executive Vice President

      William G. Butterly        Secretary and Executive Vice President

      Richard Goldman            Executive Vice President

      Mary A. Mullin             Compliance Officer

      Gwyn M. Thomas             Director and Vice President

      Lori Callahan              Director

            DAMI acts as adviser or sub-adviser for other mutual funds with investment objectives similar to that of the Series. The name of each such fund, together with information concerning the mutual fund's assets, and the annual fees paid (as a percentage of average net assets) to DAMI for its services rendered, are set forth below.

FUND NAME                             ASSETS AS OF 12/31/01    FEES PAID
---------                             ---------------------    ---------
INTERNATIONAL EQUITY PORTFOLIO

Deutsche International Equity A               $8,739,116.76      .65%*

Deutsche International Equity B                 $476,978.78      .65%*

Deutsche International Equity C                 $268,835.58      .65%*

Deutsche International Equity -             $767,275,627.50      .65%*
Investment Class

Deutsche International Equity -             $412,438,915.40      .65%*
Institutional Class I

Deutsche International Equity -             $112,259,819.10      .65%*
Institutional Class II

---------------------
* International Equity Portfolio is the master portfolio. International Equity Investment and International Equity Institutional are feeder funds to the International Equity Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.

REQUIRED VOTE

            Approval of the DAMI Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "ADDITIONAL INFORMATION -- Required Vote") of the Portfolio.

            In the event that shareholders of the Portfolio do not approve the DAMI Agreement, the Board will take such action, if any, as it deems to be in the best interests of the Portfolio and its shareholders, including (without limitation) re-submitting this Proposal for shareholder approval.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIO
                  VOTE FOR THE APPROVAL OF THE DAMI AGREEMENT.

                                   PROPOSAL 2:

 APPROVAL OF SUB-ADVISORY AGREEMENT WITH JULIUS BAER INVESTMENT MANAGEMENT INC.

            RSMC and the Trust have proposed entering into the JBIMI
Agreement pursuant to which Julius Baer would furnish information, investment recommendations, advice and assistance to RSMC. The JBIMI Agreement was approved unanimously by the Board of Trustees, including the Independent Trustees, at a meeting held on May 16, 2002. See "EVALUATION BY THE BOARD" referenced above for factors considered by the Board of Trustees.

            The JBIMI Agreement is now being submitted for approval by shareholders of the Portfolio. If it is approved, the JBIMI Agreement will take effect on September 3, 2002, and will be in effect for an initial period of two years. Thereafter, the agreement will continue from year to year, subject to approval annually by the Board or by holders of a majority of the outstanding voting securities of the Series, and also, in either event, approval by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval.

            The form of the sub-advisory agreement to be used by Julius Baer is attached hereto as Exhibit A, a description of which may be found under "SUMMARY OF SUB-ADVISORY AGREEMENTS."

INFORMATION ABOUT JBIMI

            JBIMI was organized as Delaware corporation in 1983 and is located at 330 Madison Avenue, 12th Floor, New York, New York 10017. JBIMI, as of December 31, 2001, managed approximately $7.6 billion in assets. JBIMI is a subsidiary of Julius Baer Securities Inc. and is a part of the Julius Baer Group. The Julius Baer Group provides a full range of international investment advisory services to institutional and retail clients, and as of June 30, 2002, had approximately $76 billion of assets under management.

            The Julius Baer Group is one of Switzerland's leading banking institutions and manages substantial assets for private and institutional clients all over the world. The Group's services consist mainly of asset management and investment counseling, investment funds for private and institutional investors, institutional brokerage and securities and foreign exchange trading.

            The principal occupation of each director and principal executive officer of Julius Baer are set forth below. The principal business address of each director and principal officer, as it relates to JBIMI, is 330 Madison Avenue, 12th Floor, New York, New York 10017. No trustee or officer of the Trust or the Fund is an employee, officer, director or shareholder of JBIMI.

      NAME                         POSITION WITH JULIUS BAER
      ----                         -------------------------
      Edward A. Clapp              First Vice President and Chief Compliance
                                   Officer

      Richard C. Pell              Senior Vice President and Chief Investment
                                   Officer

      Rudolph R. Younes            Senior Vice President and Director of
                                   International Investments

      Glen Frederick Wisher        Senior Vice President and Head of
                                   Institutional Asset Management

      Francois M. Birnholz         Senior Vice President, General Counsel and
                                   Corporate Secretary

      Denise Downey                First Vice President and Director of
                                   Marketing

      Alessandro E. Fusina         Director

      Richard Howard               First Vice President and Director of Research

      Edward C. Dove               Senior Vice President and Chief Investment
                                   Officer

      Tim Haywood                  First Vice President

      Leo T. Schrutt               Chairman

      Bernard Spilko               Director and President

      Stuart Adam                  Director

      L. Robert Serhus             First Vice President and Director of Research
                                   and Portfolio Management - Non Traditional
                                   Funds

      Brett J. Gallagher           First Vice President and Head of US Equities

            JBIMI acts as adviser or sub-adviser for other mutual funds with investment objectives similar to that of the Series. The name of each such fund, together with information concerning the mutual fund's assets, and the annual fees paid (as a percentage of average net assets) to JBIMI for its services rendered, are set forth below.

FUND NAME                                   ASSETS AS OF 12/31/01     FEES PAID
---------                                   ---------------------     ---------
Julius Baer International Equity Fund       $ 555,782,903                .75%

MSD & T                                     $   24,598,656               .50%

REQUIRED VOTE

            Approval of the Julius Baer Agreement requires the affirmative vote of a "majority of the outstanding voting securities" (as defined below under "ADDITIONAL INFORMATION - Required Vote") of the Portfolio.

            In the event that shareholders of the Portfolio do not approve the JBIMI Agreement, the Board will take such action, if any, as it deems to be in the best interests of the Portfolio and its shareholders, including (without limitation) re-submitting this Proposal for shareholder approval.

 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIO
                  VOTE FOR THE APPROVAL OF THE JBIMI AGREEMENT.

                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

            RSMC will continue to serve as the Series' investment adviser. The service providers currently engaged by the Fund to perform non-advisory services will continue to serve the Fund in the capacities indicated below:

            Distributor:               PFPC Distributors, Inc.

            Administrator,
            Accounting Agent and
            Transfer Agent:            PFPC Inc.

            Custodian                  Deutsche Bank

            Independent Auditors       Ernst & Young LLP

            Legal Counsel              Pepper Hamilton LLP


            PFPC Distributors Inc. is located at 3200 Horizon Drive, King of Prussia, Pennsylvania 19406 and the address of PFPC Inc. is 400 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

            The cost of preparing, printing and mailing the enclosed proxy card(s) and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Deutsche Bank. In addition to solicitation by mail, Trustees, certain officers and representatives of the Fund, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

            [Shareholders may provide their voting instructions through telephone touch-tone voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.]

            If a shareholder wishes to participate in the Meeting, [but does not wish to give a proxy by telephone or electronically,] the shareholder may [still] submit the proxy card(s) originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact Georgeson toll-free at
[       ].

REVOCATION OF PROXY

            Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholder of the Portfolio giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Fund, c/o PFPC, Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the proxy statement.

QUORUM REQUIREMENT

            The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Portfolio as of the Record Date shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve the Proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of the Proposals or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Portfolio present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

            For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

REQUIRED VOTE

            Approval of each Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this proxy statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Portfolio present at a Meeting if more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Portfolio.

            Abstentions will have the effect of a "no" vote on each Proposal. Broker non-votes will have the effect of a "no" vote for a Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Portfolio. Broker non-votes will not constitute "yes" or "no" votes for a Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Portfolio present at the Meeting. Broker non-votes are not likely to be relevant to the Meeting because the Proposals described herein involve matters that the New York Stock Exchange would consider to be routine and within the discretion of brokers to vote if no customer instructions are received.

SHAREHOLDINGS INFORMATION

            Holders of record of the shares of the Portfolio at the close of business on June 28, 2002 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

            As of the record date, the Portfolio had __________ shares issued and outstanding, all of which are Institutional Shares of the Portfolio. To the best of the knowledge of the Fund, as of the Record Date, no person owned beneficially more than 5% of the Portfolio's outstanding shares, except as stated in Exhibit B.

            Wilmington Trust Company, an affiliate of the Fund, acts as the trustee of several shareholder accounts of the Portfolio. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Portfolio held by such shareholders. Accordingly, Wilmington Trust Company will vote a majority of the Portfolio's shares that are issued and outstanding.

            Exhibit C lists the amount of shares of the Portfolio owned directly or indirectly by the Trustees and the amount of shares of the Portfolio owned by the Trustees and officers of the Fund as a group.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

            Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund, c/o PFPC, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETINGS

            No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Fund and/or Portfolio.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                    By Order of the Boards,


                                    Mary Jane Maloney
                                    Secretary

                                    EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT

                  THIS SUB-ADVISORY AGREEMENT is made as of the 3rd day of September, 2002, among WT Investment Trust I, a Delaware business trust (the "Fund"), Rodney Square Management Corporation (the "Adviser"), a corporation organized under the laws of the state of Delaware and __________________, a corporation organized under the laws of the state of _______________ (the "Sub-Adviser").

                  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and offers for public sale distinct series of shares of beneficial interest; and

                  WHEREAS, the International Multi-Manager Series (the "Series") is a series of the Fund; and

                  WHEREAS, the Adviser acts as the investment adviser for the Series pursuant to the terms of an Investment Advisory Agreement between the Fund and the Adviser under which the Adviser is responsible for the coordination of investment of the Series' assets in portfolio securities; and

                  WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment responsibilities to one or more persons or companies;

                  NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the Fund, the Adviser and the Sub-Adviser agree as follows:

1. APPOINTMENT OF SUB-ADVISER. The Adviser and the Fund hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Series which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the "Series Account"). The Adviser may, from time to time, make additions to and withdrawals, including cash and cash equivalents, from the Series Account.

2. ACCEPTANCE OF APPOINTMENT. The Sub-Adviser accepts its appointment as a discretionary portfolio manager and agrees to use its professional judgment to make investment decisions for the Series with respect to the investments of the Series Account and to implement such decisions on a timely basis in accordance with the provisions of this Agreement.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Adviser with copies properly certified or authenticated of any amendment or supplement thereto:

         a. The Series' Investment Advisory Agreement;

         b. The Fund's most recent effective registration statement and financial statements as filed with the Securities and Exchange Commission;

         c.   The Fund's Agreement and Declaration of Trust and By-Laws; and

         d. Any policies, procedures or instructions adopted or approved by the Fund's Board of Trustees relating to obligations and services provided by the Sub-Adviser.

4. PORTFOLIO MANAGEMENT SERVICES OF THE SUB-ADVISER. The Sub-Adviser is hereby employed and authorized to select portfolio securities for investment by the Series, to purchase and to sell securities for the Series Account, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with Sections 6 and 7 hereof and Schedule A hereto (as amended from time to time). In providing portfolio management services to the Series Account, the Sub-Adviser shall be subject to and shall conform to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the supervision and control of the Board of Trustees of the Fund, such specific instructions as the Board of Trustees may adopt and communicate to the Sub-Adviser, the investment objective, policies and restrictions of the Fund applicable to the Series furnished pursuant to Section 5 of this Agreement, the provisions of Schedule A and Schedule B hereto and other instructions communicated [in writing] to the Sub-Adviser by the Adviser. The Sub-Adviser is not authorized by the Fund to take any action, including the purchase or sale of securities for the Series Account, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Sub-Adviser shall maintain on behalf of the Fund the records listed in Schedule B hereto (as amended from time to time). At the Fund's reasonable request, the Sub-Adviser will consult with the Fund or with the Adviser with respect to any decision made by it with respect to the investments of the Series Account.

5. INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS. The Fund will provide the Sub-Adviser with the statement of investment objective, policies and restrictions applicable to the Series as contained in the Series' Prospectus and Statement of Additional Information, all amendments or supplements to the Prospectus and Statement of Additional Information, and any instructions adopted by the Board of Trustees supplemental thereto. The Fund agrees, on an ongoing basis, to notify the Sub-Adviser in writing of each change in the fundamental and non-fundamental investment policies of the Series and will provide the Sub-Adviser with such further information concerning the investment objective, policies, restrictions and such other information applicable thereto as the Sub-Adviser may from time to time reasonably request for performance of its obligations under this Agreement. The Fund retains the right, on written notice to the Sub-Adviser or the Adviser, to modify any such objective, policies or restrictions in accordance with applicable laws, at any time.

6. TRANSACTION PROCEDURES. All transactions will be consummated by payment to or delivery by the custodian designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Fund and to the administrator designated by the Fund or any other designated agent of the Fund, all investment orders for the Series Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule B hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-

Adviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to take appropriate action if the Custodian fails to confirm in writing proper execution of the instructions.

7. ALLOCATION OF BROKERAGE. The Sub-Adviser shall have authority and discretion to select brokers and dealers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 7(c) hereof) to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed, subject to the following and subject to conformance with the policies and procedures disclosed in the Fund's Prospectus and Statement of Additional Information and the policies and procedures adopted by the Fund's Board of Trustees.

         a. In executing portfolio transactions, the Sub-Adviser will give primary consideration to securing the best price and execution. Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party. It is understood that neither the Fund, the Adviser nor the Sub-Adviser has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Series with certain such brokers, subject to review by the Fund's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its services to other clients of the Sub-Adviser. [The Sub-Adviser is also authorized to place orders with certain brokers for services deemed by the Adviser to be beneficial for the Fund; and the Sub-Adviser shall follow the directions of the Adviser or the Fund in this regard.]

         b. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Series as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the best price and execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund in respect of the Series and to such other clients.

         c. The Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Series Account with a broker or dealer which is (i) an affiliated person of the Fund, including the Adviser or any Sub-Adviser for any Series of the Fund; (ii) a principal underwriter of the Fund's shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a list of such brokers and dealers prior to the Sub-Adviser's commencement of the services contemplated by this Agreement.

         d. The Adviser shall render regular reports to the Fund of the total brokerage business placed and the manner in which the allocation has been accomplished.

8. PROXIES. The Sub-Adviser will vote all proxies solicited by or with respect to issuers of securities in which assets of the Series Account may be invested from time to time. At the request of the Sub-Adviser, the Adviser shall provide the Sub-Adviser with its recommendations as to the voting of such proxies.

9. REPORTS TO THE SUB-ADVISER. The Fund will provide the Sub-Adviser with such periodic reports concerning the status of the Series Account as the Sub-Adviser may reasonably request.

10. FEES FOR SERVICES. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Fund in accordance with the attached Schedule C.

11. OTHER INVESTMENT ACTIVITIES OF THE SUB-ADVISER. The Fund acknowledges that the Sub-Adviser or one or more of its affiliated persons may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Sub-Adviser, its affiliated persons or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their own respective accounts ("Affiliated Accounts"). Subject to the provisions of
Section 7(b) hereof, the Fund agrees that the Sub-Adviser or its affiliated persons may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Series Account, provided that the Sub-Adviser acts in good faith, and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Series Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objective and policies of the Series and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Series Account may have an interest from time to time, whether in transactions which involve the Series Account or otherwise. The Sub-Adviser shall have no obligation to acquire for the Series Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Series Account or otherwise.

12. CERTIFICATE OF AUTHORITY. The Fund, the Adviser and the Sub-Adviser shall furnish to each other from time to time certified copies of the resolutions of their Boards of Trustees/Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Fund, a Series Account, the Adviser and/or the Sub-Adviser.

13. LIMITATION OF LIABILITY. The Sub-Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund or the Adviser, provided, however, that such acts or omissions shall not have resulted from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or a reckless disregard of duty. Nothing in this Section 13 shall be construed in a manner inconsistent with Section 17(i) of the 1940 Act.

14. CONFIDENTIALITY. Subject to the duty of the Sub-Adviser, the Adviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Series Account and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof.

15. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment. The Sub-Adviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control within the meaning of the 1940 Act to enable the Fund and the Adviser to take the steps necessary to enter into a new contract with the Sub-Adviser.

16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE FUND. The Fund represents, warrants and agrees that:

         a. The Sub-Adviser has been duly appointed by the Board of Trustees of the Fund to provide investment services to the Series Account as contemplated hereby.

         b. The Fund will deliver to the Sub-Adviser a true and complete copy of its then current Prospectus and Statement of Additional Information as effective from time to time and such other documents or instruments governing the investment of the Series Account and such other information as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

         c. The Fund is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Fund by applicable law and regulations.

17. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE ADVISER. The Adviser represents, warrants and agrees that:

         a. The Adviser has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Series Account as contemplated hereby.

         b. The Adviser is currently in compliance and shall at all times continue to comply with the requirements imposed upon the Adviser by applicable law and regulations.

18. REPRESENTATIONS. WARRANTIES AND AGREEMENTS OF THE SUB-ADVISER. The Sub-Adviser represents, warrants and agrees that:

         a. The Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") or is a "bank" as defined in
Section 202(a)(2) of the Advisers Act.

         b. The Sub-Adviser will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the 1940 Act, the records identified in Schedule B. The Sub-Adviser agrees that such records (unless otherwise indicated on Schedule B) or copies thereof are the property of the Fund, and will be surrendered to the Fund promptly upon request. The Sub-Adviser agrees to keep confidential all records of the Fund and information relating to the Fund, unless the release of such records or information is otherwise consented to in writing by the Fund or the Adviser. The Fund and the Adviser agree that such consent shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

         c. The Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Series Account as the Adviser or the Fund may from time to time require to ensure compliance with the 1940 Act, the Internal Revenue Code, applicable state securities laws and applicable statutes and regulations of foreign jurisdictions.

         d. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Advisers Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, the president or a vice president or general partner of the Sub-Adviser shall certify to the Fund that the Sub-Adviser has complied with the requirements of Rule 17j-1 and
Section 204A during the previous year and that there has been no material violation of the Sub-Adviser's code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1).

         e. The Sub-Adviser will promptly after filing with the Securities and Exchange Commission any material amendments to its Form ADV furnish a copy of such amendment to the Fund and the Adviser.

         f. The Sub-Adviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Series.

19. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Sub-Adviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Board of Trustees and, to the extent required by the 1940 Act, the shareholders of the Series in the manner required by the 1940 Act and the rules thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

20. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of time of two years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Series. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

21. TERMINATION.

         a. This Agreement may be terminated by the Fund (by a vote of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Series), without the payment of any penalty, immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified or otherwise by the Fund, upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

         b. This Agreement may also be terminated by the Adviser or the Sub-Adviser, without the payment of any penalty immediately upon written notice to the other parties hereto, in the event of a material breach of any provision thereof by the party so notified if such breach shall not have been cured within a 20-day period after notice of such breach or otherwise by the Adviser or the Sub-Adviser upon sixty (60) days' written notice to the other parties hereto, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others.

22. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person," "principal underwriter" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

23. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed, postage prepaid, to the other parties to this Agreement at their principal place of business.

24. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

25. GOVERNING LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

26. ENTIRE AGREEMENT. This Agreement and the Schedules attached hereto embodies the entire agreement and understanding between the parties.



                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed, as of the day and year first written above.

                                        WT INVESTMENT TRUST I
                                        on behalf of the International
                                         Multi-Manager Series

                                        By:      _______________________________
                                        Name:    John R. Giles
                                        Title:   Vice President

                                        [Sub-Adviser]

                                        By:      _______________________________
                                        Name:
                                        Title:

                                        RODNEY SQUARE MANAGEMENT
                                        CORPORATION

                                        By:      _______________________________
                                        Name:    Robert J. Christian
                                        Title:   President

                                   SCHEDULE A

                              OPERATING PROCEDURES

From time to time the Adviser shall issue written Operating Procedures which shall govern reporting of transactions and other matters so as to facilitate (i) the monitoring of the Fund's compliance with the restrictions and limitations applicable to the operations of a registered investment company and (ii) the preparation of reports to the Board of Trustees, regulatory authorities and shareholders.

                             SUBSTANTIVE LIMITATIONS

A. The Sub-Adviser will manage the Series Account as if the Series Account were a registered investment company subject to the investment objective, policies and limitations applicable to the Series stated in the Fund's Prospectus and Statement of Additional Information, as from time to time in effect, included in the Fund's registration statement or a supplement thereto under the Securities Act of 1933 and the Investment Company Act of 1940 (the "1940 Act"), as each may be amended from time to time; provided, however, that if a more stringent restriction or limitation than any of the foregoing is stated in Section B of this Schedule, the more stringent restriction or limitation shall apply to the Series Account.

B. The Sub-Adviser shall not, without the written approval of the Adviser, on behalf of the Series Account:

         1. purchase securities of any issuer if such purchase would cause more than 5 % of the voting securities of such issuer to be held in the Series Account (1940 Act Section 5(b)(1);
                  IRC Section 851(b)(4)(a)(ii));

         2.       purchase securities if such purchase would cause:

                  a. more than 1.50% of the outstanding voting stock of any other investment company to be held in the Series Account (1940 Act Section 12(d)(1)(A)(i)),

                  b. securities issued by any other investment company having an aggregate value in excess of 2.50% of the value of the total assets in the Series Account to be held in the Series Account (1940 Act Section 12(d)(1)
                           (A)(ii)),

                  c. securities issued by all other investment companies (other than Treasury Stock) having an aggregate value in excess of 5% of the value of the total assets of the Series Account to be held in the Series Account (1940 Act Section 12(d)(1)(A)(iii)),

                  d. more than 5% of the outstanding voting stock of any registered closed-end investment company to be held in the Series Account, and by any other investment company having as its investment adviser any of the Sub-Advisers, the Adviser, or any other investment adviser to the Fund (1940 Act Section 12(d)(1)(C));

         3. purchase securities of any insurance company if such purchase would cause more than 5% of the outstanding voting securities of any insurance company to be held in the Series Account (1940 Act Section 12(d)(2)); or

         4. purchase securities of or any interest in any person who is a broker, a dealer, is engaged in the business of underwriting, is an investment adviser to an investment company or is a registered investment adviser under the Investment Advisers Act of 1940 unless

                  a. such purchase is of a security of any issuer that, in its most recent fiscal year, derived 15% or less of its gross revenues from securities-related activities (1940 Act Rule 12d3-l(a)), or

                  b. despite the fact that such purchase is of any security of any issuer that derived more than 15% of its gross revenues from securities-related activities:

                           (1) immediately after the purchase of any equity security, the Series Account would not own more than 2.50% of outstanding securities of that class of the issuer's equity securities (1940 Act Rule 12d3-1(b)(1));

                           (2) immediately after the purchase of any debt security, the Series Account would not own more than 5% of the outstanding principal amount of the issuer's debt securities (1940 Act Rule 12d3-1(b)(2)); and

                           (3) immediately after the purchase, not more than 2.50% of the value of the Series Account's total assets would be invested in the issuer's securities (1940 Act Rule 12d3-1(b)(3)).

C. In the event that the number of Sub-Advisers shall vary from two (2), the percentage limitations of Subsections B1, B2, B3, and B4b of this Schedule shall be adjusted (i) in the case of an increase in the number of Sub-Advisers, proportionately downward and (ii) in the case of a decrease of the number of Sub-Advisers, proportionately upward.

         The Adviser shall notify the Sub-Adviser in writing of an increase or decrease in the number of Sub-Advisers and the proportionate decrease or increase in the percentages specified in the subsections enumerated in the preceding sentence, but the Adviser's failure to do so shall not affect the operation of this Section C of this Schedule.

D. The Sub-Adviser will manage the Series Account so that no more than 10% of the gross income of the Series Account is derived from any source other than dividends, interest, payments with respect to securities loans (as defined in IRC Section 512(a)(5)), and gains from the sale or other disposition of stock or securities (as defined in the 1940 Act Section 2(a)(36)) or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Series' business of investing in such stock, securities, or currencies (IRC
          Section 851(b)(2)).


Dated:  September 3, 2002

                                   SCHEDULE B

                           RECORD KEEPING REQUIREMENTS

Records To Be Maintained by the Sub-Adviser:

A. (Rule 31a-l(b)(5) and (6)). A record of each brokerage order, and all other portfolio purchases and sales, given by the Sub-Adviser on behalf of the Series Account for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

         1.       the name of the broker;

         2. the terms and conditions of the order and of any modification or cancellation thereof;

         3.       the time of entry or cancellation;

         4.       the price at which executed;

         5.       the time of receipt of a report of execution; and

         6. the name of the person who placed the order on behalf of the Series Account.

B. (Rule 31a-l(b)(9)). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases (e.g. execution ability, execution and research) upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

         1.       shall include the consideration given to:

                  a.       the sale of shares of the Fund by brokers or dealers;

                  b. the supplying of services or benefits by brokers or dealers to:

                           (1)      the Fund,

                           (2)      the Adviser,

                           (3)      the Sub-Adviser, and

                           (4)      any person other than the foregoing; and

                  c. any other consideration other than the technical qualifications of the brokers and dealers as such;

         2. shall show the nature of the services or benefits made available;

         3. shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation; and

         4. shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

C. (Rule 31a-l(b)(10)). A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.

D. (Rule 31a-1(f)). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions with respect to the Series Account.



Dated:  September 3, 2002

                                   SCHEDULE C

                                  FEE SCHEDULE

                  For the services to be provided to the Series pursuant to the attached Sub-Advisory Agreement, the Fund shall pay the Sub-Adviser a monthly fee in accordance with the following formula:

Monthly Fee = (0.50% x net asset value of the Sub-Adviser's Series Account on the last business day of the month) / 12

Such fee shall be payable in arrears within 15 business days following the end of each month.

Dated:  September 3, 2002

                                    EXHIBIT B

                  BENEFICIAL OWNERS OF 5% OR MORE OF SHARES OF

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                              (AS OF JUNE 28, 2002)

CLASS                    NAME AND ADDRESS                NUMBER OF SHARES        PERCENT OF CLASS
-----                    ----------------                ----------------        ----------------

INSTITUTIONAL CLASS

                                    EXHIBIT C

           SHARES OF WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                         OWNED BY TRUSTEES AND OFFICERS

                  The following table sets forth for each Trustee and for the Trustees and officers as a group, the amount of equity securities owned in the Portfolio as of June 28, 2002. The information as to beneficial ownership is based on statements furnished to the WT Mutual Fund by each Trustee and officer. Unless otherwise noticed, (i) beneficial ownership is based on sole investment power, (ii) each Trustee's individual shareholdings of the Portfolio constitutes less than 1% of the outstanding shares of the Portfolio, and (iii) as a group, the Trustees and officers of WT Mutual Fund own less than 1% of the shares of the Portfolio.

CLASS                 NAME OF TRUSTEE                 NUMBER OF SHARES          PERCENT OF CLASS
-----                 ---------------                 ----------------          ----------------

INSTITUTIONAL


         AGGREGATE DOLLAR RANGE OF SHARES OWNED                                $

         AGGREGATE SHARE OWNERSHIP OF TRUSTEES AND OFFICERS AS
         A GROUP

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                           a series of WT Mutual Fund

         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 16, 2002

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) Mary Jane Maloney and John J. Falco or any one or more of them, proxies, with full power of substitution, to vote all shares of the Wilmington International Multi-Manager Portfolio (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the administrator of WT Mutual Fund, PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, on August 16, 2002 at 10:00 A.M., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an "x" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:


1 To approve a new sub-advisory agreement among RSMC, Deutsche Asset Management Inc., and the Trust, on behalf of the Series.


         FOR        [ ]     AGAINST        [ ]     ABSTAIN        [ ]

2 To approve a new sub-advisory agreement among RSMC, Julius Baer Investment Management Inc., and the Trust, on behalf of the Series.


         FOR        [ ]     AGAINST        [ ]     ABSTAIN        [ ]

3 Transaction of such other business as may properly come before the Meeting or any adjournments(s) thereof.

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR the Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated July 15, 2002.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such.


____________________________            ______________
Signature                                    Date

____________________________            ______________
Signature (if held jointly)                  Date